Exhibit 99.1
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of May 26, 2024, by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), TRUIST BANK (the “Administrative Agent”) and the LENDERS party hereto constituting the Required Lenders (as defined in the Credit Agreement referenced below).
R E C I T A L S:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent (as successor by merger to Branch Banking and Trust Company (“BB&T”)) and the lenders party thereto (the “Lenders”) have entered into that certain Third Amended and Restated Credit Agreement dated as of June 5, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of May 28, 2020, that certain Omnibus Amendment No. 1, dated as of April 7, 2021, that certain Third Amendment to Third Amended and Restated Credit Agreement, dated August 4, 2022, and that certain Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of December 22, 2022, the “Existing Credit Agreement”, and, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement. Pursuant to and in accordance with Section 9.05 of the Existing Credit Agreement, the Required Lenders, the Administrative Agent and the Borrower desire to amend the Existing Credit Agreement upon the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders party hereto constituting the Required Lenders, intending to be legally bound hereby, agree as follows:
Section 1.Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.
Section 2.Amendment to Existing Credit Agreement. Upon the Effective Date (as hereinafter defined), the Existing Credit Agreement is hereby amended as follows:
(a)Section 5.31(g) of the Existing Credit Agreement is hereby amended by replacing the amount “$1,650,000,000” where it appears therein with the amount “$2,050,000,000”.

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(b)Section 5.31 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Existing Debt” therein in its entirety as follows:
“The “Existing Debt” means (a) the Debt evidenced by Borrower’s unsecured notes due no sooner than May 1, 2027 in an aggregate principal amount not to exceed $400,000,000, so long as such unsecured notes described in this clause (a) are issued on or before August 4, 2024 (or such later date as agreed by the Administrative Agent), (b) the Debt evidenced by Borrower’s 7.84% Series A Notes due 2025, (c) the Debt evidenced by Borrower’s 7.53% Series B Notes due 2025 and (d) the Debt evidenced by Borrower’s 3.00% Notes due 2026.”.
Section 3.Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder shall occur on such date (the “Effective Date”) that the following conditions have been satisfied or waived:
(a)The Borrower shall have delivered to the Administrative Agent the following in form and substance reasonably satisfactory to the Administrative Agent:
(i)from each party hereto either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment; and
(ii)such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.
(b)The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, including reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein, in each case, to the extent required by and subject to the terms and limitations of Section 9.03 of the Credit Agreement.
Section 4.No Other Amendment. Except for the amendments set forth in this Amendment, the text of the Existing Credit Agreement shall remain unchanged and in full force and effect. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Existing Credit Agreement as amended by this Amendment. It is the intention of each of the parties hereto that the Existing Credit Agreement be amended hereunder so as to preserve the perfection and priority of all Liens securing the “Obligations” under the Loan Documents and that all “Obligations” of the Borrower under the Existing Credit Agreement shall continue to be secured by Liens evidenced under the Collateral Documents, and this Amendment is not intended to effect, nor shall it be construed as, a novation. The Existing Credit Agreement and this Amendment shall be construed together as a single agreement. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. The Lenders and the Administrative Agent do hereby reserve all of their
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rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, and the other Collateral Documents and the other Loan Documents being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as heretofore and hereby amended, the Collateral Documents and the other Loan Documents are in full force and effect.
Section 5.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:
(a)No Default or Event of Default has occurred and is continuing on the date hereof immediately before giving effect to this Amendment, or shall immediately result therefrom.
(b)The Borrower has the power and authority to enter into this Amendment and to do all such acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.
(c)The execution, delivery and performance of this Amendment has been duly authorized by all necessary Organizational Action of the Borrower and this Amendment constitutes a valid and binding agreement of the Borrower enforceable against them in accordance with its terms, provided that the enforceability hereof is subject in each case to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.
(d)The execution and delivery of each of this Amendment and the performance by the Borrower hereunder requires no action by or in respect of, or filing with, any Governmental Authority that has not been obtained or made when required, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organizational Documents and Operating Documents of such Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Loan Party.
(e)The representations and warranties of the Borrower as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).
Section 6.Counterparts; Governing Law. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall
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constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
Section 7.Amendment. This Amendment may not be amended or modified without the written consent of the Lenders required under Section 9.05 of the Credit Agreement and the Administrative Agent.
Section 8.Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Existing Credit Agreement, as hereby amended, the Collateral Documents and the other Loan Documents to which they are party, said Existing Credit Agreement, as hereby amended, the Collateral Documents and such other Loan Documents being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Existing Credit Agreement, as hereby amended, the Collateral Documents and the other Loan Documents are in full force and effect.
Section 9.Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.
Section 10.Notices. All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.
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    IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Amendment as of the day and year first above written.

MAIN STREET CAPITAL CORPORATION, as Borrower

By:	/s/ Jesse E. Morris
Name:	Jesse E. Morris
Title:	EVP, Chief Financial Officer, Chief Operating Officer and Treasurer

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

TRUIST BANK, as Administrative Agent and a Lender

By:	/s/ Andrew Silsbee
Name:	Andrew Silsbee
Title:	Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shane Klein
Name:	Shane Klein
Title:	Managing Director

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

FROST BANK, as a Lender

By:	/s/ Jake Fitzpatrick
Name:	Jake Fitzpatrick
Title:	Senior Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

REGIONS BANK, as a Lender

By:	/s/ Ricardo Escobedo
Name:	Ricardo Escobedo
Title:	Director

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

CADENCE BANK, as a Lender

By:	/s/ Elizabeth Seliger
Name:	Elizabeth Seliger
Title:	Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Alex Figueroa
Name:	Alex Figueroa
Title:	Authorized Signatory

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Christian Duaine
Name:	Christian Duaine
Title:	Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Brad Ellis
Name:	Brad Ellis
Title:	Senior Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

HANCOCK WHITNEY BANK, as a Lender

By:	/s/ Nathaniel Ellis
Name:	Nathaniel Ellis
Title:	Senior Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	Managing Director
    [SIGNATURE PAGE TO FIFTH AMENDMENT]

COMERICA BANK, as a Lender

By:	/s/ Alex Farrell
Name:	Alex Farrell
Title:	Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

CITY NATIONAL BANK, as a Lender

By:	/s/ Jeanine Smith
Name:	Jeanine Smith
Title:	Senior Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

RAYMOND JAMES BANK, as a Lender

By:	/s/ John Harris
Name:	John Harris
Title:	Managing Director

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Christine Dobbins
Name:	Christine Dobbins
Title:	Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Nicholas Fernandez
Name:	Nicholas Fernandez
Title:	Senior Vice President

    [SIGNATURE PAGE TO FIFTH AMENDMENT]

Acknowledged and Agreed, solely with respect to Section 8:

GUARANTORS:

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Jesse E. Morris
Name:	Jesse E. Morris
Title:	EVP, Chief Financial Officer, Chief Operating Officer and Treasurer

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Jesse E. Morris
Name:	Jesse E. Morris
Title:	EVP, Chief Financial Officer, Chief Operating Officer and Treasurer

MS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Jesse E. Morris
Name:	Jesse E. Morris
Title:	EVP, Chief Financial Officer, Chief Operating Officer and Treasurer

MAIN STREET CA LENDING, LLC

By:	/s/ Jesse E. Morris
Name:	Jesse E. Morris
Title:	EVP, Chief Financial Officer, Chief Operating Officer and Treasurer

    [SIGNATURE PAGE TO FIFTH AMENDMENT]